SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2005

First National Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	000-30523	58-2466370

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 N. Pine Street, Spartanburg, South Carolina		29302

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (864) 948-9001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events

On November 1, 2005, First National Bancshares, Inc., holding company for First National Bank of the South, issued a press release announcing that the Nasdaq National Market has approved its application to transfer the listing of its common stock from the OTC Bulletin Board.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits

          (d)          Exhibits

          The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release of First National Bancshares, Inc. dated November 1, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

By:	/s/ Jerry L. Calvert

Name:	Jerry L. Calvert
Title:	Chief Executive Officer

Dated:  November 1, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 1, 2005